UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 1, 2006

Date of Earliest Event Reported: March 1, 2006

Sauer-Danfoss Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-14097	36-3482074
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

250 Parkway Drive, Suite 270, Lincolnshire, Illinois		60069
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code:     (515) 239-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02                Results of Operations and Financial Condition

On March 1, 2006, Sauer-Danfoss Inc. issued a press release announcing financial results for the fourth quarter and full year ended December 31, 2005.  A copy of this press release is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01                Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 1, 2006, announcing financial results for the fourth quarter and full year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUER-DANFOSS INC.

Date: March 1, 2006	By: /s/ Kenneth D. McCuskey
Name: Kenneth D. McCuskey
Title: Vice President and Chief Accounting Officer